Treasury instruments (unpledged and pledged) and Treasury instruments (pledged) and assets held under agreements to sell (repledged) - Unpledged as Collateral (Details) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Treasury Instruments [Abstract]
Treasury instruments (non-current)	$ 403.0	$ 99.6
Treasury instruments (current)	138.5	556.2
Treasury instruments (pledged) and assets held under agreements to sell (repledged) - (current)	3,496.8	2,912.9
Treasury instruments	$ 4,038.3	$ 3,568.7